UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2023

ORGENESIS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38416	98-0583166
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

20271 Goldenrod Lane, Germantown, MD 20876

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ORGS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Loan Agreements

On January 10, 2023 (the “Effective Date”), Orgenesis Inc. (referred to herein as “us,” “our,” or the “Company”) entered into the following agreements: (i) a convertible loan agreement (the “NewTech Convertible Loan Agreement”) with NewTech Investment Holdings, LLC (the “NewTech Lender”), pursuant to which the NewTech Lender loaned the Company $4,000,000 (the “NewTech Loan Amount”), and (ii) a convertible loan agreement (the “Malik Convertible Loan Agreement”, together with the NewTech Convertible Loan Agreement, the “Convertible Loan Agreements”) with Ariel Malik (the “Malik Lender”, together with the NewTech Lender, the “Lenders”), pursuant to which the Malik Lender loaned the Company $1,000,000 (the “Malik Loan Amount”, together with the NewTech Loan Amount, the “Loan Amount”).

The terms of the NewTech Convertible Loan Agreement and the Malik Loan Agreement are identical. Interest is calculated at 8% per annum (based on a 365-day year); provided, that if an Event of Default (as defined in the Convertible Loan Agreements) has occurred and is continuing, the Outstanding Amount (as defined herein) will be calculated at 15.0% per annum. The Loan Amount and all accrued but unpaid interest thereon (collectively, the “Outstanding Amount”) shall either (i) be repaid in cash or (ii) convert to shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company on the third anniversary of the Effective Date (the “Maturity Date”). The Maturity Date may be extended by the Lender upon the written consent of the Lender. The Outstanding Amount may be prepaid by the Company in whole or in part at any time with the prior approval of the Lender.

At any time prior to or on the Maturity Date, any Lender may provide us with written notice to convert all or part of the Outstanding Amount into shares of our Common Stock equal to the quotient obtained by dividing (x) the Outstanding Amount by (y) a price equal to $2.464 per share (subject to adjustment for certain capital events, such as stock splits) (the “Conversion Price”).

The Convertible Loan Agreements contain customary affirmative and negative covenants, including a minimum share reserve, transactions with affiliates, and restrictions on the incurrence of additional debt. Each Lender’s obligation to fund its respective Loan Amount is subject to customary closing conditions and deliverables.

Under the terms of the Convertible Loan Agreements, the Company will use the proceeds from the Loan Amount to (i) redeem the loan amount from the previously disclosed Convertible Loan Agreement, dated as of May 19, 2022 between Orgenesis and Ricky Steven Neumann, as amended by the previously disclosed certain Convertible Loan Extension Agreement, dated as of October 23, 2022, by and between Orgenesis and Ricky Steven Neumann, and (ii) for general corporate purposes. The use of proceeds from any Additional Loan Amount (as defined in the Convertible Loan Agreements) will be to redeem existing indebtedness; provided, that $3,000,000 of the Additional Loan Amount may be used for general corporate purposes.

In the event the closing price of our Common Stock on the Nasdaq Capital Market (or other national stock exchange or market on which our Common Stock is then listed or quoted) equals or exceeds $15.00 per share (which amount may be adjusted for certain capital events, such as stock splits) for ten (10) consecutive trading days, then the Lender must convert any and all accrued but unpaid interest into shares of our Common Stock at the applicable Conversion Price.

In connection with such loan, the Company agreed to issue the NewTech Lender warrants representing the right to purchase 405,844 shares of our Common Stock, at an exercise price of $2.50 per share and the Malik Lender warrants representing the right to purchase 101,461 shares of our Common Stock, at an exercise price of $2.50 per share. Such Warrants will be exercisable at any time beginning six months and one day after closing and ending 36 months after the closing date.

The Warrants issued to the Lenders in connection with the Convertible Loan Agreements are subject to mandatory exercise wherein the Company shall have the right to require the Lenders to exercise all or any portion of the Warrants that are still unexercised for a cash exercise when the closing price of our Common Stock on the Nasdaq Capital Market equals or exceeds $15.00 per share for ten (10) consecutive trading days.

The convertible loans and the shares of Common Stock issuable upon conversion of the convertible loans, the Warrants and the shares of Common Stock issuable upon exercise of such Warrants, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act promulgated thereunder. The convertible loan, the Warrant and the shares of Common Stock issuable upon conversion of the convertible loan and upon exercise of the Warrant may not be offered or sold in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

The foregoing summaries of the NewTech Convertible Loan Agreement and form of Warrant do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such documents attached as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

The foregoing summaries of the Malik Convertible Loan Agreement and form of Warrant do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such documents attached as Exhibits 4.1 and 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is included under Item 1.01 of this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is included under Item 1.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of Warrant
10.1	Convertible Loan Agreement, dated January 10, 2023, by and among the Company and NewTech Investment Holdings, LLC
10.2	Convertible Loan Agreement, dated January 10, 2023, by and among the Company and Ariel Malik
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

Date: January 13, 2023	By:	/s/ Neil Reithinger
Neil Reithinger
Chief Financial Officer, Treasurer and Secretary